Exhibit 31.4
CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Evan Hafer, certify that:

1.I have reviewed this report on Form 10-K/A for the year ended December 31, 2022, of BRC Inc.; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 17, 2023

/s/ Evan Hafer
Evan Hafer
Chief Executive Officer
(Co-Principal Executive Officer)